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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   __________
                                    FORM 8-K

                                 CURRENT REPORT
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                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURTIES
                            AND EXCHANGE ACT OF 1934
                ------------------------------------------------

         Date of Report (Date of earliest event reported): April 1, 2003

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                               AMISTAR CORPORATION
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             (Exact name of registrant as specified in its Charter)

          CALIFORNIA                  0-13403                    95-2747332
(State or other jurisdiction of     (Commission               (I.R.S. Employer
incorporation or organization)     file number)              Identification No.)

                                237 VIA VERA CRUZ
                            SAN MARCOS, CA 92069-2698
                    (Address of principal executive offices)

                            AREA CODE (760) 471-1700
                         (Registrant's telephone number,
                              including area code)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
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On April 1, 2003, the Company's audit committee, as affirmed by the board of directors, dismissed KPMG, LLP ("KPMG") as the Company's independent auditors for the year ending December 31, 2003, and appointed BDO Seidman, LLP, as the Company's independent auditors.

The decision to change auditors is the result of the Company's ongoing efforts to reduce expenses.

KPMG's reports on the Company's financial statements for the fiscal years ended December 31, 2002 and 2001, did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2002 and 2001, and through the subsequent period ended April 1, 2003, there were no disagreements with KPMG on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with the audit reports on the Company's financial statements for such years.

The Company has provided KPMG with a copy of the foregoing disclosure and has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. Attached as Exhibit 16.1 is a copy of KPMG's letter.

Neither the Company nor anyone engaged on its behalf has consulted with BDO Seidman, LLP during the Company's two most recently completed fiscal years or during its current fiscal year with regard to either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) or Regulation S-K.

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS


         (c)   Exhibits
         16.1 Letter dated April 3, 2003 from KPMG LLP to the Securities and Exchange Commission pursuant to Item 301(a)(3) of Regulation S-K.

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                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 4, 2003                                  Amistar Corporation


                                                     By: /s/ Gregory D. Leiser
                                                         ---------------------
                                                     Gregory D. Leiser
                                                     Vice President Finance and
                                                     Chief Financial Officer

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